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                                                                   Exhibit 10.52



                           CREATIVE BIOMOLECULES, INC.

                                 1987 STOCK PLAN
                                 ---------------
                          (Amended as of May 20, 1997)


        1. PURPOSE. This 1987 Stock Plan (the "Plan") is intended to provide incentives:

                (a) to the employees of Creative BioMolecules, Inc. (the "Company"), its parent (if any) and any present or future subsidiaries of the Company (collectively "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" under
        Section 422 of the Internal Revenue Code of 1986 (the "Code") ("ISO or ISOs");

                (b) to employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options");

                (c) to employees and consultants of the Company and Related Corporations by providing them with awards of stock in the Company ("Awards"); and

                (d) to employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of stock in the Company ("Purchases").

Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options". Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights". As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation", respectively, as those terms are defined in Section 424 of the Code.

        2.      ADMINISTRATION OF THE PLAN.

                A. The Plan shall be administered by a Committee of not less than two (2) persons, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3(c)(2)(i) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") and who shall be appointed by the Board and who shall serve at the pleasure of the Board. If no Committee has been appointed to administer the Plan, the functions of the Committee specified in the Plan shall be administered by the Board, except that at any time after a resignation of any of the Company's stock under Section 12 of the Exchange Act, administered by a Committee is



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        required. Subject to the terms of the Plan, the Committee shall have the authority to:

                        (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards and to make purchases) to whom Non-Qualified Options, Awards and authorizations to make purchases may be granted;

                        (ii) determine the time or times at which Options or Awards may be granted or purchases made;

                        (iii) determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in paragraph 6, and the purchase price of shares subject to each Purchase;

                        (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option;

                        (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period;

                        (vi) determine whether restrictions such as repurchase rights and other vesting restrictions are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and

                        (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue an ISO, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or Committee shall be liable for any action by determination made in good faith with respect to the Plan or any Stock Right granted under it.




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                B.      The Committee may select one of its members as its
chairman, and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be valid acts of the Committee. All references in this Plan to the Committee shall mean the Board if no Committee has been appointed.

                C. This Plan is intended to comply in all respects with Rule 16b-3 or its successors promulgated under the Exchange Act with respect to participants who are subject to Section 16 of the Exchange Act, and any provision in this Plan with respect to such persons contrary to Rule 16b-3 shall be deemed null and void to the extent permissible by law and deemed appropriate by the Committee.

        3. ELIGIBLE EMPLOYEES AND OTHERS. ISOs may be granted to any employee (including employees who serve as officers and directors) of the Company and any Related Corporation. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any employee (including employees who serve as officers and directors) or consultants (including consultants who serve as directors) of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, an Award or an authorization to make a Purchase. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights. In no event shall any employee be granted in any calendar year Stock Rights to purchase or receive more than 1,030,000 shares of the Company's Common Stock pursuant to this Plan.

        4. STOCK. The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of Common Stock of the Company, par value $.01 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 6,800,000 subject to adjustment as provided in paragraph
13. Any such shares may be issued as ISOs, Non-Qualified Options or Awards, or to persons or entities making Purchases, so long as the number of shares so issued does not exceed such number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards or purchases, the unpurchased shares subject to such Options and any untested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.



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        5.      GRANTING OF STOCK RIGHTS. Stock Rights may be granted under the
Plan at any time after May 15, 1987 and prior to June 30, 1999. The date of grant under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 16.

        6.      MINIMUM OPTION PRICE; ISO LIMITATIONS.

                A. The price for any share specified in the agreement relating to each Non-Qualified Option granted under the Plan shall in no event be less than the par value of such share.

                B. The price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than 110 percent of the fair market value per share of the Common Stock on the date of grant.

                C. In no event shall the aggregate fair market value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.

                D. If, at any time an option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined on the date such Option is granted (or, if prices or quotes discussed in this sentence are unavailable on the date of grant, on the last business day for which such prices or quotes are available prior to the date such Option is granted) and shall mean

                (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange, or on the Nasdaq National Market System, if the Common Stock is not then traded on a national securities exchange; or




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                (ii)    the closing bid price (or average of bid prices) last
        quoted (on that day) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market System.

        7. OPTION DURATION. Subject to earlier termination as provided in paragraphs 9 and 10, each Option shall expire on the date specified by the Committee, but not more than

                (i) ten years and one day from the date of grant in the case of Non-Qualified Options,

                (ii) ten years from the date of grant in the case of ISOs generally, and

                (iii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation.

Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

        8. EXERCISE OF OPTION. Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

                A. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

                B. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

                C. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

                D. The Committee shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would cause a violation of the $100,000 limitation described in paragraph 6.C.



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                E.      In no event may an optionee who is subject to Section 16
of the Exchange Act dispose of any shares acquired through exercise of an option unless at least six (6) months have elapsed from the date the option was granted. In its discretion, the Committee may provide that the stock certificates representing such shares bear a legend or that delivery be withheld.

        9. TERMINATION OF EMPLOYMENT. If an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reasons of death, disability or termination for "cause" as defined in paragraph 10, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate after the passage of 90 days from the date of termination of his employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16. Employment shall be considered as continuing uninterrupted during an bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period by during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the employee after the approval period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the company or any Related Corporation for any period of time.

        10.     DEATH; DISABILITY; TERMINATION FOR "CAUSE".

                A. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his death, any ISO of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws or descent and distribution, at any time prior to the earlier of the ISO's specified expiration date or 180 days from the date of the optionee's death.

                B. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any ISO held by him on the



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date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the ISO's specified expiration date or 180 days from the date of the termination of the optionee's employment. For purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

                C. If an ISO optionee ceases to be employed by the Company and all Related Corporations because his employment is terminated for "cause", all ISOs held by him which are outstanding and unexercised as of the date he is notified that his employment is terminated for "cause" will immediately be forfeited. For purposes of this paragraph, "cause" shall include (but shall not be limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information and conduct substantially prejudicial to the business of the Company or any Related Corporation. The determination of the Committee as to the existence of "cause" shall be conclusive on the optionee and the Company. Any agreement between the optionee and the Company or a Related Corporation which contains a conflicting definition of "cause" for termination of employment and which is in effect at the time of such termination, shall supersede the definition in this paragraph with respect to such optionee.

        11. ASSIGNABILITY. No Stock Right will be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee each Stock Right shall be exercisable only by him, except as may be provided in a qualified domestic relations order, as that term is interpreted under Rule 16b-3 under the Exchange Act.

        12. TERMS AND CONDITIONS OF OPTIONS. Options shall be evidenced by written option agreements (which need not be identical) in such forms as the Committee may from time to time approve. Such option agreements shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. Except as otherwise provided in the pertinent option agreement, Non-Qualified Options shall be subject to the same termination and cancellation provisions set forth herein with respect to ISOs. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or




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advisable from time to time to carry out the terms of such instruments.

        13.     ADJUSTMENTS.

                A. Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such option:

                        (a) If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its Outstanding Common Stock, the number of shares of Common Stock deliverable upon exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

                        (b) If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directions of any entity assuming the obligations of the Company hereunder (the "Successor Board") shall, as to outstanding Options, either:

                                (i)     make appropriate provision for the
        continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or

                                (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or

                                (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise period thereof.

                        (c) In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if



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he had exercised his Option prior to such recapitalization or reorganization.

                        (d) Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs (a), (b) or (c) with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determine whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

                        (e) In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

                        (f) Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

                        (g) No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

                        (h) Upon the occurrence of any of the foregoing events described in subparagraph (a), (b) or (c), the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee shall determine the specific adjustments to be made hereunder and, subject to paragraph 2, its determination shall be conclusive.

        B. If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs (a),
(b) or (c) above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash



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were issued, unless otherwise determined by the Committee or the Successor
Board.

        14. MEANS OF EXERCISING STOCK RIGHTS. A Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the purchase price therefor either:

                (a)     in United States dollars in cash or by check, or

                (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of exercise to the cash exercise price of the Stock Right, or

                (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, or

                (d) at the discretion of the Committee, by any combination of (a), (b) and (c) above.

If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c) or (d) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of a Stock Right shall not have the rights of a stockholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

        15. TERM AND AMENDMENT OF PLAN. This Plan was adopted by the Board on May 15, 1987, subject to approval of the Plan by the Stockholders of the Company at the next Meeting of Stockholders, and this approval was granted. The Plan shall expire on June 30, 1999 (except as to Options outstanding on that date). Subject to the provisions of paragraph 5 above, Stock Rights may be granted under the Plan prior to the date of Stockholder approval of the Plan. This restatement of the Plan was adopted by the Board on February 25, 1992 and approved by the Stockholders on the same date. The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of such



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Stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions:

                (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph
        13);

                (b) the provisions of paragraph 3 regarding eligibility for grants of Stock Awards may not be modified;

                (c) the provisions of paragraph 6B regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except as adjustment pursuant to paragraph 13); and

                (d)     the expiration date of the Plan may not be extended.


Except as provided in the fourth sentence of this paragraph 15, in no event may action by the Board or Stockholders alter or impair the rights of a grantee, without his consent, under any Stock Right previously granted to him. If the scope of any amendment is such as to require Stockholder approval in order to comply with Rule 16b-3, then such amendment shall not be effective unless and until such Stockholder approval is obtained.

        16. CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOS. The Committee, at the written request of any optionee, may in its discretion take such action as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversions, the Committee (with the consent of the Optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

        17. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares pursuant to Options granted and



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Purchases authorized under the Plan shall be used for general corporate purposes.

        18. GOVERNMENTAL REGULATION. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

        19. WITHHOLDING OF ADDITIONAL INCOME TAXES. Upon the exercise of a Non-Qualified Option, the grant of an Award, the making of a purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 20) or the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder, the Company, in accordance with Section 3402(a) of the Code, may require the Optionee, Award recipient or purchaser to pay additional withholding taxes in respect of the amount that is considered compensation required to be included in such person's gross income. The Committee in its discretion may condition

                (i)     the exercise of an Option,

                (ii)    the grant of an Award,

                (iii) the making of a Purchase of Common Stock for less than its fair market value, or

                (iv)    the vesting of restricted Common Stock

on the grantee's payment of such additional withholding taxes. The Committee shall have the sole discretion to determine the form in which payment of such withholding taxes will be made (i.e. cash, securities or a combination thereof).

        20. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (a) two years after the date the employee was granted the ISO or (b) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

        21.     SPECIAL PROVISIONS RELATED TO RESTRICTED STOCK AWARDS.

                A. Shares of Stock ("Restricted Stock") may be issued either alone, in addition to or in tandem with other awards



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granted under the Plan and/or cash awards made outside the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock, the time or times within which such awards may be subject to forfeiture, and all other terms and conditions of the awards. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

                B. The prospective recipient of a Restricted Stock Award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

                        (a) The purchase price for shares of Restricted Stock shall be equal to, less than or greater than their par value and may be zero.

                        (b) Awards of Restricted Stock must be accepted within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock award agreement and paying whatever price (if any) is required under the Award.

                        (c) Each participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such-participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

                        (d) The Committee may require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the participant shall have delivered a stock power endorsed in blank, relating to the stock covered by such award.

                C. The shares of Restricted Stock awarded under the Plan shall be subject to the following restrictions and conditions:

                        (a) Subject to the provisions of the Plan and the award agreement, during a period set by the Committee



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        commencing with the date of such award (the "Restricted Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restriction in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion. Shares issued to any person subject to Section 16(b) of the Exchange Act may not be disposed of within six (6) months of grant, except as may be permitted under Rule 16b-3(c) issued under the Exchange Act.

                        (b) Except as provided herein, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, in additional Restricted Stock to the extent shares are available under the Plan or otherwise reinvested. Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

                        (c) Subject to the applicable provisions of the award agreement and this Plan, upon termination of a participant's employment with the Company and any Related Company for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

                        (d) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares shall be delivered to the participant promptly.

        22. GOVERNING LAW; CONSTRUCTION. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Delaware. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.



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